UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 26, 2017

Date of Report (Date of earliest event reported)

ALTRA INDUSTRIAL MOTION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts		02184
(Address of principal executive offices)		(Zip Code)

(781) 917-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Altra Industrial Motion Corp. (“Altra”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 26, 2017.  At the Annual Meeting, the stockholders:

(1)	elected all of the seven (7) nominees to serve as directors of Altra;
(2)	ratified the selection of Deloitte & Touche LLP as Altra’s independent registered accounting firm for the fiscal year 2017;
(3)	approved amendments to, and the material terms of, the Altra Industrial Motion Corp. 2014 Omnibus Incentive Plan;
(4)	approved an advisory vote to approve Altra’s 2016 named executive officer compensation; and
(5)	an advisory vote on the frequency of future advisory votes on executive compensation was held and the option to hold annual advisory votes was approved.

The results for each matter voted on by the stockholders at the Annual Meeting were as follows:

Proposal 1.  Election of Directors:

	Shares "For"	Shares "Withheld"	Broker non-votes
Edmund M. Carpenter	25,877,540	1,043,262	505,581
Carl R. Christenson	25,728,202	1,192,600	505,581
Lyle G. Ganske	26,310,604	610,198	505,581
Michael S. Lipscomb	26,310,604	610,198	505,581
Larry McPherson	24,448,023	2,472,779	505,581
Thomas W. Swidarski	25,877,540	1,043,262	505,581
James H. Woodward Jr.	25,740,320	1,180,482	505,581

Proposal 2.  Ratification of Selection of Independent Registered Public Accounting Firm:

Shares “For”	26,446,692
Shares “Against”	725,070
Shares “Abstain”	254,621
Broker Non-Votes	N/A

Proposal 3.  Approval of amendments to, and the material terms of, the Altra Industrial Motion Corp. 2014 Omnibus Incentive Plan:

Shares “For”	25,200,294
Shares “Against”	1,718,433
Shares “Abstain”	2,075
Broker Non-Votes	505,581

Proposal 4.  Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (“Say on Pay”):

Shares “For”	26,367,387
Shares “Against”	550,363
Shares “Abstain”	3,052
Broker Non-Votes	505,581

Proposal 5.  Non-Binding Advisory Vote on the Frequency of the Advisory Vote on Say on Pay in Future Years (“Say on Frequency”):

Shares “1 Year”	23,938,430
Shares “2 Years”	1,515
Shares “3 Years”	2,978,159
Shares Abstain	2,698

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

/s/ Glenn Deegan
Name:	Glenn Deegan
Title:	Vice President, Legal and Human Resources, General Counsel and Secretary

Date: May 1, 2017